ANNUAL MEETING OF SHAREHOLDERS June 5, 2024

Welcome

Today’s Agenda Welcome Arrow Overview Business Meeting Financials Commitment to Growth Closing

The information in this presentation may contain statements based on management’s beliefs, assumptions, expectations, estimates and/or projections about the future. Such "forward-looking statements," as defined in Section 21E of the Securities Exchange Act of 1934, as amended, involve a degree of uncertainty and attendant risk. Actual outcomes and results may differ, explicitly or by implication. We are not obliged to revise or update these statements to reflect unanticipated events. This document should be read in conjunction with Arrow’s Annual Report on Form 10-K for the year ended December 31, 2023 and other filings with the Securities and Exchange Commission. Safe Harbor Statement

Acknowledgements Annual Meeting Technical Team Frank Arren, Inspector of Elections Michele Kloeppel and Bill Vega Attorneys

Welcome, Crowe LLP Ashish Ahlowalia Auditor

Arrow Overview

Our Family of Companies

Our Market Rensselaer Schenectady Saratoga Essex Clinton Albany Washington Counties Branches Insurance Offices 8 37 9

Our Guiding Language At the Arrow Family of Companies, our mission to serve our customers, communities, employees and shareholders has never been clearer. Here’s how we define our purpose and look to shape our future together. To strengthen financial lives within our communities through the power of care, capability, commitment and collaboration. To build meaningful and long-lasting relationships with our customers, employees and shareholders. Mission Vision

Our Values We are your neighbors. We believe a great team delivers great results. We continuously improve. We do the right thing the right way. We make data-driven decisions. We value differences.

Our Philanthropy

Our Directors Mark L. Behan Founder and President, Behan Communications, Inc. Tenée R. Casaccio, AIA President, JMZ Architects and Planners, P.C. Gregory J. Champion Executive Vice President – Legal, Syncromune, Inc. Gary C. Dake President, Stewart’s Shops Corp. William L. Owens, Esq. (Chair) Partner, Stafford, Owens, Piller, Murnane, Kelleher and Trombley, PLLC Colin L. Read, PhD Professor – Department of Economics and Finance, SUNY Plattsburgh David G. Kruczlnicki Retired President and CEO, Glens Falls Hospital Elizabeth A. Miller President and CEO, Miller Mechanical Services, Inc. Raymond F. O’Conor Retired President and CEO, Saratoga National Bank David S. DeMarco President and CEO, Arrow Financial Corporation

Thank You, Mr. Owens William L. Owens, Esq. Partner, Stafford, Owens, Piller, Murnane, Kelleher and Trombley, PLLC

Welcome, Ms. Casaccio Tenée R. Casaccio, AIA President, JMZ Architects and Planners, P.C.

Our Executive Management Brooke Pancoe EVP and Chief Human Resources Officer Marc Yrsha SEVP and Chief Banking Officer Andrew Wise SEVP and Chief Risk Officer Michael Jacobs EVP and Chief Information Officer Penko K. Ivanov SEVP, Chief Financial Officer, Treasurer and Chief Accounting Officer David S. DeMarco President and CEO, Arrow Financial Corporation David Kaiser SEVP and Chief Credit Officer

Our Senior Management Dave Riihimaki SVP and Director of Credit Administration Douglas Thorn SVP and Director of Insurance Operations Annette Reitano SVP and Director of Marketing and Communications Ginny Sullivan SVP and Director of Residential Lending Daniel Segrell SVP and Director of Consumer Lending Alex Rusate SVP and Director of Internal Audit Wendy Lanzone SVP and CEX Director of Deposit and Loan Services Candice Healy SVP and Director of Retail Banking Arleen Girard SVP and Director of Business Services Leslie Munger SVP and Director of Compliance and Risk Wendy Brust SVP and Director of Information Technology Kurt Moser SVP and Director of Corporate Banking Ryan Case SVP and Capital Region Market Executive

Business Meeting David S. DeMarco President and CEO

2024 Shareholder Voting Proposals 1. Election of three Class B Directors to three-year terms. 2. Advisory approval of our 2023 executive compensation (“Say on Pay”). 3. Approval of the Arrow Financial Corporation 2023 Employee Stock Purchase Plan. 4. Ratification of the selection of Crowe LLP as our independent auditor for 2024.

Financials Penko Ivanov SEVP, CFO and Treasurer *This presentation is subject to our Safe Harbor, Forward-Looking Statements, found on slide 4. *

Financial Highlights Arrow Financial Corporation delivered a year of solid earnings, sustained profitability and robust loan growth. Please refer to the 2023 10-K for a reconciliation of any non-GAAP measures.

2023 Summary Total loans does not include FV hedge mark of $5.8M Total Assets $4.2B, up 5.0% from prior year $3.2B, up 7.5% from prior year Total Loans Earnings Per Share $1.77 0.74% Return on Average Assets

Assets $2,988 $3,184 $3,689 $4,028 $3,970 $4,170 2018 2019 2020 2021 2022 2023 Assets 6.9% CAGR History of strong performanceDollars in millions

$2,196 $2,386 $2,595 $2,668 $2,983 $3,207 2018 2019 2020 2021 2022 2023 Loans Loans History of strong performanceDollars in millions 7.9% CAGR 2023 loan figure reported above does not include FV hedge mark of $5.8M

Deposits History of strong performanceDollars in millions $2,346 $2,616 $3,235 $3,550 $3,498 $3,513 2018 2019 2020 2021 2022 2023 Deposits 8.4% CAGR 2023 deposits exclude $175M of brokered certificates of deposit

Credit 0.25% 0.18% 0.25% 0.44% 0.40% 0.66% 2018 2019 2020 2021 2022 2023 NPL1 / Gross Loans • Portfolio credit performance is strong • ~$15.3M commercial loan relationship migrated to NPL status in 4Q 2023 • Collateral position is strong; no loss anticipated • Charge-offs, down from 8bps in 2022 to 7bps in 2023, and NPLs are low 1 Non-Performing Loans 0.48% 0.18% • One relationship • Well collateralized • No specific reserve required

Return Metrics 1.24% 1.17% 1.28% 1.21% 0.74% 2019 2020 2021 2022 2023 Return on Average Assets 13.17% 12.77% 14.09% 13.55% 8.29% 2019 2020 2021 2022 2023 Return on Average Equity • Delivered strong ROA and ROE results before, during and after pandemic • Balance Sheet grew more than 30% during the same timeframe • Committed to efficient use of capital for our shareholders

EPS and Dividends $2.23 $2.41 $2.92 $2.86 $1.77 2019 2020 2021 2022 2023 Diluted EPS $0.90 $0.93 $0.96 $1.03 $1.06 2019 2020 2021 2022 2023 Cash Dividends Paid Per Share Per share data has been restated for stock dividends distributed. • Earnings able to support consistent dividend growth/return of capital • 3% stock dividend issued in September 2023 • Repurchased ~113k shares in 2023, totaling $2.8M

Strong Capital Position 9.84% 13.00% 13.66% 14.74% 8.60% 4.0% 4.5% 6.0% 8.0% 0% 2% 4% 6% 8% 10% 12% 14% 16% Tier 1 Leverage Ratio Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tangible Common Equity Select Capital Ratios – Arrow Minimum Regulatory Capital Ratios 2023 Building Equity and Maintaining Strong Regulatory Capital $270 $302 $334 $371 $354 $380 2018 2019 2020 2021 2022 2023 Stockholders’ Equity Dollars in millions

1Q 2024 Performance

1Q 2024 Highlights • Net income of $7.7M and EPS of $0.45 • Annualized loan growth of 6.1% in 1Q’24 • Loan yields and net interest margin expanding from low points of 2023 • Exceptional asset/credit quality • Paid 1Q’24 cash dividend and declared 2Q’24 cash dividend (paid 5/24) • Returned an additional $6.0 million of capital to shareholders via share repurchases in 1Q’24 • Announced acquisition of one branch in Whitehall, NY • Strong liquidity position and continued profitability 1 Recently received regulatory approval1

1Q 2024 Financial Summary $21.06 $21.25 4Q23 1Q24 Fully Diluted Tangible Book Value 2.53% 2.60% 4Q23 1Q24 Net Interest Margin (NIM) Loans exclude impact of FV hedge mark Deposits exclude $175M of brokered certificates of deposit $3,207 $3,257 4Q23 1Q24 Loan Balances Dollars in millions $3,513 $3,604 4Q23 1Q24 Deposit Balances Dollars in millions

Commitment to Growth

Overall Strong Performance In 2023, we delivered another year of strong performance, and we remain focused. Strong earnings and record loan growth Completed Main Headquarters renovation Invested in our team Advanced our technology Socially conscious performance Made meaningful strides in our community giving Exceptional shareholder value

BauerFinancial 67CONSECUTIVE QUARTERS Glens Falls National Bank Saratoga National Bank 59CONSECUTIVE QUARTERS

Whitehall Branch Acquisition Sale is targeted for completion in 3Q24 Planning is underway to open the doors to our new customers Arrow to acquire Berkshire Bank Whitehall Branch Recently received regulatory approval 1 1

Growing Our Team Growing Our Team Strategic Hires Employer of Choice Recently added several experienced loan and deposit team members in the region. Currently exploring other strategic hires for business development and are focused on continuing to build our teams. Striving to be an employer of choice within the communities we serve by making investments to attract, develop and retain top talent.

Working to Protect Our Customers Against Fraud Made changes to our fraud division Created a new department dedicated to preventing financial crimes This new department will work to protect our customers and our communities from the evolving tactics used by fraudsters Educate our customers and branch teams on financial crimes Assist branches and customer-facing departments with fraud cases and provide prevention tools Collaborate with other banks and law enforcement to hold perpetrators accountable

Advancing Technology Advance technology, enhance capabilities and deliver superior customer service Efficient tools and mobile capabilities Easy-to-use fraud prevention tools Improve operational efficiency and internal reporting

Socially Conscious Performance • We believe that socially conscious performance is critical to attracting and retaining the best talent, meeting the evolving needs of our customers and being good stewards of our communities. • We are committed to operating in a manner that provides and maintains safe and healthy working conditions, protects the environment and conserves natural resources. • We aim to deliver meaningful engagement that translates into long- term value for our team, our customers, our communities and our investors. • We are dedicated to providing professional development and holistic support to our team and are working on many ways to demonstrate the value of differences, particularly around diversity, equity, inclusion and belonging.

Our Team

Thank You Contact Us Great Team. Great Results. (518) 415-4307 corporatesecretary@arrowbank.com arrowfinancial.com 250 Glen Street, Glens Falls, NY 12801